UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On January 27, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ANNOUNCES THAT PRODUCTION OF OIL FROM ITS OIL SANDS PLANT HAS RECOMMENCED

Optimization and Fine Tuning of Plant Systems For Continuous Operation Is Underway While the Plant Is Being Commissioned

Announces Further Securities Issuances

Sherman Oaks, California - January 27, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, is pleased to announce that the restart of its oil sands plant at Asphalt Ridge (the "POSP") is currently proceeding more or less as planned. The Company received its mining permits earlier this month as expected. The POSP has since been started and is processing ore. As at the close of business on January 22, 2021, the POSP had produced over 150 barrels of net oil in solvent. The Company is now in the process of optimizing plant operating parameters to meet oil product specifications and optimize solvent usage and recovery. This phase is expected to last a couple of weeks. Thereafter, initial continuous production is expected to begin with a single, 12-hour shift targeting 250 bpd and ramping up in the event a second shift can be added.

George Stapleton, Petroteq COO, commented: "We have brought the POSP online in stages since commencing processing operations in the week beginning the 11th of January, starting with commissioning of the front end of the plant and moving from ore crushing to mixing and extraction of bitumen. All upgrades are working as designed and the plant has shown that it should be capable of operating continuously. Once we have completed fine-tuning the various plant systems, we will then look to increase production rates and move to a two-shift operation. The relative ease with which the plant was restarted, after having been shut down for approximately nine months while design upgrades were implemented, is a testament to the hard work of both the design and construction teams."

In addition, the Company announces the closing of a private placement of US$222,000 in principal amount of convertible debentures to certain offshore purchasers pursuant to Rule 903 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The debentures have a term of 12 months and bear interest at a rate of 10.0% per annum payable on maturity, and at the option of the holder are convertible into units of the Company at US$0.0562 per unit. Each unit shall consist of one common share of the Company and one common share purchase warrant with each warrant exercisable for one additional common share of the Company at US$0.0562 per share for 24 months from closing of the financing. In connection with the financing, an arm's length finder is entitled to an 8% finder's fee (US$15,540) and finder's warrants exercisable for 276,512 common shares of the Company at US$0.10 per share for 24 months from closing of the financing. The finder's warrants will be issued pursuant to Rule 903 of Regulation S.

The Company also announces that it has closed an equity financing of 7,416,666 common shares of the Company at US$0.06 per share for gross proceeds of US$445,000.  Two accredited investors purchased 1,416,666 shares pursuant to Rule 506(b) of Regulation D under the U.S. Securities Act, and the balance of 6,000,000 shares were offered and sold to a single purchaser in an offshore transaction pursuant to Rule 903 of Regulation S.

In addition, the Company has received a subscription from a subscriber for an additional 1,032,475 common shares of the Company at US$0.06 per share for gross proceeds of US$61,949.  These shares will be issued pursuant to Rule 903 of Regulation S.

The net proceeds of the above noted financings will be used by the Company on its extraction technology in Asphalt Ridge, Utah, and for working capital.

The above noted subscription for the additional 1,032,475 common shares remains subject to the approval of the TSX Venture Exchange (the "Exchange"), and the approval of the Company's directors. The securities issued and issuable pursuant to the financings will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: the current phase of the PSP lasting a couple of weeks; continuous production of the POSP beginning with a single, 12-hour shift targeting 250 bpd; the POSP being capable of operating continuously; the POSP increasing production rates and moving to a two-shift operation; closing of the subscription noted herein; final approval of the Exchange for the completed financings; the proposed use of proceeds of the financings; are intended to identify forward-looking information. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on the POSP and operate it continuously; receipt of director and Exchange approval to close the additional subscription for 1,032,475 common shares; and execution of definitive agreements.  Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to provide necessary approvals; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: January 28, 2021	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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